UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2007

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

420 Lexington Avenue, 7th Floor
New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

(212) 869-3000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 27, 2007, New Plan Excel Realty Trust, Inc., a Maryland corporation (“New Plan”), and Excel Realty Partners, L.P., a Delaware limited partnership in which New Plan, through a wholly owned subsidiary, is the general partner (the “DownREIT Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Super IntermediateCo LLC, a Maryland limited liability company (“Parent”), Super MergerSub Inc., a Maryland corporation and a wholly owned subsidiary of Parent (“MergerSub”), and Super DownREIT MergerSub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Super REIT MergerSub” and together with MergerSub and Parent, the “Buyer Parties”).  The Buyer Parties are affiliates of Centro Properties Group, an Australian publicly traded real estate company (“Centro”).  Centro Properties Limited and CPT Manager Limited are co-obligors under the Merger Agreement and are responsible for the payment and performance by the Buyer Parties of their obligations under the Merger Agreement.  The Merger Agreement and the transactions contemplated thereby were approved unanimously by New Plan’s Board of Directors.

Pursuant to the terms and subject to the conditions of the Merger Agreement, MergerSub will commence a cash tender offer (the “Offer”), at a price of $33.15 per share (the “Offer Price”), for all outstanding shares of New Plan’s common stock (“Shares”).  Following the closing of the Offer, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, MergerSub will merge with and into New Plan with New Plan continuing as the surviving corporation (the “New Plan Merger”), and all Shares not acquired in the Offer will be converted into, and cancelled in exchange for, the right to receive cash merger consideration in an amount equal to the Offer Price per share (the “New Plan Merger Consideration”).  Completion of the Offer is subject to the condition that there have been validly tendered, and not properly withdrawn, prior to the expiration date of the Offer, such number of Shares that, when added to the number of Shares already owned by the Buyer Parties or any of their affiliates (but excluding any Shares that may be acquired by exercising the Top-Up Option described below), in the aggregate represent at least a majority of the total number of votes entitled to be cast by the holders of the Shares and New Plan’s 7.80% Series D Cumulative Voting Step-Up Premium Rate Preferred Stock (the “Series D Preferred Shares”) (after taking into account any adjustment to the number of votes such holders have relative to the holders of Shares in accordance with the terms of the Series D Preferred Shares), voting together as a class, on a fully diluted basis (the “Minimum Tender Offer Condition”).  In addition to the Minimum Tender Offer Condition, completion of the Offer is subject to other customary conditions, including, among others, the absence of injunctions, challenges, material restrictions or illegality with respect to the Merger or the Offer or Purchaser’s ownership of the Shares, receipt of a tax opinion from New Plan’s counsel, and the absence of any event or development since the date of the Merger Agreement that has had, or would reasonably be expected to have, a material adverse effect on New Plan and its subsidiaries taken as a whole.

At the effective time of the New Plan Merger, each Series D Preferred Share and each share of 7.625% Series E Cumulative Redeemable Preferred Stock (each a “Series E Preferred Share”) issued and outstanding immediately prior to the effective time of the New Plan Merger will remain outstanding immediately after the New Plan Merger as one share of 7.80% Series D Cumulative Voting Step-Up Premium Rate Preferred Stock and one share of 7.625% Series E Cumulative Redeemable Preferred Stock, respectively, of New Plan, the surviving corporation.  Following the New Plan Merger, it is anticipated that the surviving corporation will liquidate into Parent and in connection with such liquidation, the holders of the Series D Preferred Shares and Series E Preferred Shares will receive liquidating distributions in accordance with the terms of such securities.

Separately, in connection with the Offer and the New Plan Merger, pursuant to the terms and subject to the conditions of the Merger Agreement, Super REIT MergerSub will merge with and into the DownREIT Partnership with the DownREIT Partnership continuing as the surviving limited partnership (the “DownREIT Merger,” and together with the New Plan Merger, the “Mergers”).  At the effective time of the DownREIT Merger, each existing unit of limited partnership interest in the DownREIT Partnership (a “DownREIT Unit”) issued and outstanding immediately prior to the effective time of the DownREIT Merger (other than DownREIT Units held by New Plan or any of its subsidiaries, which DownREIT Units will remain outstanding and unchanged as units of limited partner interest in the surviving partnership) will be converted, without any action on the part of the holder, into the right to receive one fully paid Class A Preferred Unit, without interest, of the surviving partnership or if the holder of such DownREIT Unit elects, a cash amount equal to the amount such holder would have received if it had redeemed all of its DownREIT Units, pursuant to the terms of the DownREIT Partnership Agreement, immediately prior to the date Shares are accepted for payment in the Offer, and tendered such Shares in the Offer.

In addition, in connection with the New Plan Merger:

(a)   each outstanding option to purchase common stock of New Plan under any employee stock option or incentive plan will become fully vested and exercisable (whether or not then vested or subject to any performance condition that has not been satisfied, and regardless of the exercise price thereof or the terms of any other agreement regarding the vesting, delivery or payment thereof) and will be cancelled in exchange for the right to receive, for each Share issuable upon exercise of such option, cash in the amount equal to the excess, if any, of the New Plan Merger Consideration over the exercise price per share of such option;

(b)   all restricted share awards and all deferred share awards granted under New Plan’s 2003 Incentive Plan will automatically become fully vested and free of any forfeiture restrictions (whether or not then vested or subject to any performance condition that has not been satisfied, and regardless of the exercise price thereof or the terms of any other agreement regarding the vesting, delivery or payment thereof) and will be considered outstanding Shares for all purposes under the Merger Agreement, including the right to receive the New Plan Merger Consideration; and

(c)   all out-performance awards under New Plan’s 2006 Long-Term Out-Performance Compensation Plan and any one or more employment agreements will vest and become payable in accordance with its terms.

The Merger Agreement permits New Plan to pay the regular quarterly dividend of $0.3125 per share on its common stock that was declared on February 22, 2007, but it will not be permitted to pay dividends on its common stock thereafter.

The Mergers are subject to customary closing conditions, including, among other things, (i) unless the New Plan Merger is consummated as a short-form merger pursuant to Section 3-106 of the Maryland General Corporation Law (“MGCL”), the affirmative majority vote of the outstanding Shares and Series D Preferred Shares (after reflecting and taking into account any adjustment to the number of votes such holders have relative to holders of Shares in accordance with the terms of the Series D Preferred Shares), voting together as a class, approving the New Plan Merger, and (ii) the acceptance for purchase of, and payment for, all Shares validly tendered pursuant to the Offer, and not properly withdrawn, prior to the expiration date of the Offer.  The closing of the Offer and the Mergers, which is expected to occur in the second quarter of

2007, is not subject to a financing condition, nor is it contingent upon approval of the transaction by Centro shareholders.

New Plan has granted Purchaser the option (the “Top-Up Option”) to purchase a number of newly issued Shares of New Plan equal to the lowest number of Shares that, when added to the number of Shares already owned by the Buyer Parties and their affiliates (at the time of exercise of the Top-Up Option or the consummation of the New Plan Merger as a short-form merger under Section 3-106 of the MGCL, whichever is greater), constitutes one Share more than 90% of the votes entitled to be cast by the holders of outstanding Shares and Series D Preferred Shares (after reflecting and taking into account any adjustment to the number of votes such holders have relative to holders of Shares in accordance with the terms of the Series D Preferred Shares), voting together as a class, on a fully diluted basis (taking into account the Shares to be issued pursuant to the Top-Up Option).  The purchase price per Share for any Shares purchased by Purchaser under the Top-Up Option would be equal to the Offer Price.  The Top-Up Option is subject to certain additional terms and conditions.

In addition, the Merger Agreement provides that, subject to the requirements of the securities laws and other applicable laws, promptly upon Purchaser’s payment for Shares pursuant to the Offer and from time to time thereafter, Parent is entitled to designate such number of directors, rounded up to the next whole number, on the New Plan board of directors as is equal to the product of the total number of directors on the New Plan board of directors (determined after giving effect to the directors elected pursuant to this sentence) multiplied by the percentage that the aggregate number of Shares beneficially owned by Parent and its controlled subsidiaries bears to the total number of Shares then outstanding (including Shares that are accepted for payment, but excluding any shares held by New Plan or any of its subsidiaries).

If, following the purchase of Shares by Purchaser pursuant to the Offer, Purchaser owns outstanding Shares representing at least a majority vote of the outstanding Shares and Series D Preferred Shares (after reflecting and taking into account any adjustment to the number of votes such holders have relative to holders of Shares in accordance with the terms of the Series D Preferred Shares), voting together as a class, Purchaser will be able to effect the Merger without the affirmative vote of any other stockholder.  Parent has agreed to vote, and to cause each of its subsidiaries to vote, all Shares owned by Parent and its subsidiaries, including all Shares purchased pursuant to the Offer in favor of the approval of the Merger.

If, following completion of the Offer, the Buyer Parties and their affiliates own one Share more than 90% of the votes entitled to be cast by the holders of outstanding Shares and Series D Preferred Shares (after reflecting and taking into account any adjustment to the number of votes such holders have relative to holders of Shares in accordance with the terms of the Series D Preferred Shares), voting together as a class, on a fully diluted basis (taking into account Shares issued pursuant to the Top-Up Option), including Shares acquired in the Offer, during any subsequent offering period, through any exercise of the Top-Up Option or otherwise, Parent will effect a short-form merger of MergerSub into New Plan, with New Plan surviving, in accordance with the MGCL as soon as reasonably practicable.

New Plan, the DownREIT Partnership and the Buyer Parties have made customary representations, warranties and covenants in the Merger Agreement, including, among others, New Plan’s “no solicitation” covenant not to, nor to permit any of its subsidiaries or its representatives to, subject to certain exceptions, solicit alternative transactions, participate in discussions or enter into any agreement relating to an alternative transaction, furnish non-public information relating to an alternative transaction or fail to make, or withdraw or modify in a manner adverse to Parent or publicly propose to withdraw or modify in a manner adverse to Parent, the recommendation of the New Plan board that holders of Shares accept the Offer and tender their Shares in the Offer and, if stockholder approval is required, that stockholders approve the New Plan Merger.

The Merger Agreement contains certain termination rights for the Parent and New Plan, and further provides that, upon termination of the Merger Agreement under specified circumstances, New Plan will be required to pay a termination fee of $90,666,000 to Parent and to reimburse Parent for up to $20,000,000 of its expenses.  In certain specified cases, the termination fee or expense reimbursement may be less.

The foregoing description of the Offer, the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

Cautionary Statements

The Merger Agreement has been included to provide investors with information regarding its terms.  The summary of the Merger Agreement contained in this Current Report on Form 8-K may not contain all of the information about the Merger Agreement that is important to investors.  Therefore, New Plan recommends that each investor read carefully the copy of the Merger Agreement that is being filed as Exhibit 2.1 to this Current Report on Form 8-K in its entirety, as the rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by the summary contained in this Current Report on Form 8-K.

The Merger Agreement contains representations and warranties made by, and to, New Plan, the DownREIT Partnership, and the Buyer Parties.  These representations and warranties, which are set forth in the copy of the Merger Agreement being filed as Exhibit 2.1 of this Current Report on Form 8-K, were made for the purposes of negotiating and entering into the Merger Agreement between the parties.  In addition, these representations, warranties and covenants made by the parties in the Merger Agreement are qualified and limited, including by information in the schedules referenced in the Merger Agreement that New Plan delivered in connection with the execution of the Merger Agreement.  Furthermore, these representations and warranties were made as of specified dates, may be subject to standards of materiality different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties instead of establishing such matters as facts.  Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this filing, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may be included in future filings.  Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of New Plan or its affiliates.

This report is being made in respect of a proposed acquisition of New Plan and its subsidiaries by affiliates of Centro.  In connection with the Offer, New Plan will file a solicitation/recommendation statement with the SEC, and, if required or necessary, will file a proxy statement or information statement relating to the New Plan Merger with the SEC.  Stockholders are urged to read these documents carefully and in their entireties if and when they become available because they will contain important information about the Offer and/or the Mergers.

When the solicitation/recommendation statement, proxy statement and/or information statement become available, they will be mailed to New Plan stockholders who are entitled to receive such statements.  In addition, the solicitation/recommendation statement, proxy statement and/or information statement as well as other filings containing information about New Plan, the Offer and the Mergers, if and when filed with the SEC, will be available free of charge at the SEC’s Internet Web site, http://www.sec.gov.   In addition, investors and security holders may obtain free copies of the solicitation/recommendation statement, proxy statement and/or information statement as well as other filings containing information about New Plan, the Offer and the Mergers that are filed with the SEC by New Plan, if and when available, by contacting New Plan Investor Relations at (212) 869-3000 or accessing New Plan’s investor relations website at http://www.newplan.com.

New Plan and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in the event that a proxy statement is used in connection with the proposed transactions.  Information regarding New Plan’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the proxy statement, if and when filed, relating to the New Plan Merger, when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated February 27, 2007, by and among New Plan Excel Realty Trust, Inc., Excel Realty Partners, L.P., Super IntermediateCo LLC, Super MergerSub Inc., and Super DownREIT MergerSub LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: March 1, 2007	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated February 27, 2007, by and among New Plan Excel Realty Trust, Inc., Excel Realty Partners, L.P., Super IntermediateCo LLC, Super MergerSub Inc., and Super DownREIT MergerSub LLC.